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                                                                    EXHIBIT 10.1
                                                                    ------------

                      AMENDMENT TO CHIEF EXECUTIVE OFFICER
                        STOCK OPTION PLAN AND AGREEMENT

     This Amendment to Chief Executive Officer Stock Option Plan and Agreement (the "Plan"), is effective as of the 2nd day of July, 1997 (the "Effective Date"), between Kent Electronics Corporation, a Texas corporation (the "Company"), and Morrie K. Abramson (the "Optionee").

     WHEREAS, the Company adopted the Plan effective July 24, 1991, and the Plan has been amended effective as of June 26, 1992 and June 30, 1994; and

     WHEREAS, on July 2, 1997, the Compensation Committee of the Board of Directors approved certain further amendments to the Plan;

     NOW, THEREFORE, for and in consideration of the premises herein, this Amendment to the Plan further evidences the amendment of the Plan as follows:

     1. Amendment to the Plan. The Plan is hereby amended as set forth on Exhibit A attached hereto.

     2. Full Force and Effect. The Plan, as amended hereby, shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be signed on its behalf by the undersigned, thereunto duly authorized.

                              KENT ELECTRONICS CORPORATION


                              By: /s/ Stephen J. Chapko
                                  ----------------------------------------------
                                  Stephen J. Chapko
                                  Executive Vice President, Chief Financial
                                    Officer, Treasurer and Secretary


ACCEPTED AND AGREED TO
AS OF THE EFFECTIVE DATE:

Optionee:

/s/ Morrie K. Abramson
--------------------------------------
Morrie K. Abramson
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                                   EXHIBIT A

                      AMENDMENT TO CHIEF EXECUTIVE OFFICER
                  STOCK OPTION PLAN AND AGREEMENT, AS AMENDED

     Section 5 of the Chief Executive Officer Stock Option Plan and Agreement, as amended, shall be amended in its entirety to provide for transferability of stock options as follows:

     5. Transferability of Option. Except as set forth below, the Option granted hereunder shall not be transferable by the Optionee otherwise than by will or operation of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; provided, however, that the Option may be transferable, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.